                                                                    Exhibit 99.2

                               RELEASE AGREEMENT

     Pursuant to the Securities Purchase Agreement (defined below), Coinstar, Inc. ("Coinstar") and the Stockholders (defined herein) enter into this Release Agreement (this "Release Agreement"), dated as of _______, 2001 ("Effective Date"). Coinstar and the Stockholders are individually referred to as "Party" and collectively as "Parties."

                                    RECITALS

     A. The Stockholders and Coinstar have settled and forever resolved any disputed issues arising out of or related to the Stockholders' investment in or ownership of Series A Preferred Stock in Meals.com, warrants for stock in Meals.com, or any other rights of any kind in Meals.com.

     B. Coinstar has agreed to purchase, among other things, all of the Stockholders' shares of Meals.com Series A Preferred Stock pursuant to the terms and conditions of the Securities Purchase Agreement.

     C. As condition precedent to Coinstar's obligation to deliver the consideration promised the Stockholders in the Securities Purchase Agreement, the Stockholders desire to execute this Release Agreement to memorialize their relinquishment of any Claims against the Released Parties.

                                   AGREEMENT

     The Parties therefore agree as follows:

     1. Definitions. As used herein, the following capitalized terms have the following meanings:

     "Claims" means any claim, demand, debt, loss, obligation, liability, cost, expense (including, without limitation, attorneys' fees), right of action or cause of action of whatever kind or nature (whether known or unknown, suspected or unsuspected, past or present, in contract or tort, or otherwise).

     "Meals.com" means Meals.com, Inc., a Delaware corporation.

     "Related Parties" means the legal representatives, directors, officers, employees, agents, heirs, spouses, executors, personal representatives, estates, administrators, successors and assigns of each Stockholder.

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     "Release" (or any conjugation thereof) means to release, remise, acquit and forever discharge.

     "Released Claims" means the Claims that are Released pursuant to Section 2 hereof and specifically includes, without limitation, any Claims asserted by Stockholders or their representatives against the Released Parties.

     "Released Parties" means the party giving a Release hereunder and each of their past and present directors, officers, agents, servants, employees, affiliated entities, attorneys, advisors, insurance companies, predecessors, successors and assigns.

     "Securities Purchase Agreement" means the Securities Purchase Agreement by and between Coinstar and the Stockholders executed substantially contemporaneously with this Release Agreement.

     "Stockholders" means all the holders--excluding Coinstar--of Series A Preferred Shares, warrants or other stock interests in Meals.com, Inc.

     2. Release. Each of the Stockholders hereby, for themselves and on behalf of their respective Related Parties, irrevocably and unconditionally Releases Coinstar and each of its Released Parties, from any and all Claims that the Stockholders or their Related Parties may now or hereafter have against the Released Parties; provided that nothing in the foregoing will release, discharge or otherwise affect (i) any obligation, right, liability or claim under the Securities Purchase Agreement, (ii) any claims related to common stock of Coinstar, or (iii) Claims arising after the Effective Date that are unrelated to Meals.com.

     Effective upon receipt of this Release Agreement signed by each of the Stockholders, Coinstar hereby, for itself and and on behalf of its respective Related Parties, irrevocably and unconditionally Releases the Stockholders and each of their Released Parties, from any and all Claims that Coinstar or its Related Parties may now or hereafter have against the Released Parties; provided that nothing in the foregoing will release, discharge or otherwise affect (i) any obligation, right, liability or claim under the Securities Purchase Agreement, (ii) any claims related to common stock of Coinstar previously owned by the Stockholders, or (iii) Claims arising after the Effective Date that are unrelated to Meals.com.

     3. Unknown Claims. Each of the Parties acknowledges that it is aware that it may hereafter discover facts different from or in addition to what it now knows or believes to be true with respect to the Released Claims, and these releases will be and remain in effect in all respects as complete general releases as to the matters released, notwithstanding any such different or additional facts. Each of the Parties

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acknowledge that it has been informed of Section 1542 of the Civil Code of the
State of California, and, to the extent such Section may apply to it, does hereby expressly waive and relinquish all rights and benefits, if any, which it has or may have under said section, which reads as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     4. No Pursuit of Released Claims. Subject to the terms of this Release Agreement, no Party will no commence, prosecute, or assist any action or proceeding based upon, or otherwise assert or pursue any claim, demand or cause of action based on the Released Claims.

     5. Representations. The Parties represent and warrant that they have not heretofore assigned, pledged or otherwise transferred any of the Released Claims, or purported to do any of the foregoing.

     6. Confidentiality. Each of the Parties will keep the terms of this Release Agreement confidential (except to the extent that Coinstar discloses the terms of this Release Agreement and/or the Securities Purchase Agreement). Without limiting the generality of the foregoing, none of the Parties will disclose the terms of this Release Agreement to anyone other than its directors, officers, legal counsel, accountants and other representatives who have agreed or are otherwise bound to keep this Release Agreement confidential.

     7. No Admission. This Release Agreement will not be interpreted or construed as an admission or concession of liability by any of the Parties with regard to any matter.

     8. Successors and Assigns. This Release Agreement will be fully binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective spouses, successors and assigns.

     9. Governing Law; Venue. This Release Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Washington without reference to its choice of law principles to the contrary. The Stockholders hereby irrevocably consent to personal jurisdiction and venue in the state and federal courts located in King County, Washington with respect to any actions, claims or proceedings arising out of or in connection with this Release Agreement, and will not to commence or prosecute any such action, claim or proceeding other than in the aforementioned courts.

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     10.  Entire Agreement.  This Release Agreement sets forth the sole and exclusive agreement, and supersedes any and all prior agreements among the Parties (except the Securities Purchase Agreement). No amendment or modification of this Release Agreement will be binding unless it is in writing and signed by the Parties to be bound.

     11. Severability of Provisions. If any provision of this Release Agreement is found to be invalid or unenforceable, then the remainder of this Release Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the purpose of this Release Agreement.

     12   Attorneys' Fees.  If any legal action or other proceeding is brought for the enforcement of this Release Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Release Agreement, the successful or prevailing party will be entitled to recover reasonable attorneys' fees and other reasonable costs incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

     13. Legal Advice and Understanding of Agreement. Each of the Parties represents that it has received, or it has had the opportunity to obtain, independent legal advice with respect to the advisability of entering into this Release Agreement and none of the Parties have been entitled to rely upon or has in fact relied upon the legal or other advice of the other Parties' counsel in entering into this Release Agreement. Each of the Parties represents that it has carefully read this Release Agreement, that this Release Agreement has been fully explained to it by its attorney, that it fully understands all of the terms and provisions of this Release Agreement and the Release Agreement's binding effect, and that it is entering into this Release Agreement voluntarily. Each of the Parties acknowledge that the other Parties are entering into this Release Agreement in reliance upon the foregoing representations.

     14. Authority. The execution and delivery by each of the Stockholders has been duly authorized and approved and no further consents, approvals or authorizations of any other person or entity are necessary to authorize each of the Stockholders to enter into and perform all of the obligations hereunder.

     15. Counterparts. This Release Agreement may be executed in one or more original, photocopied, facsimile, or telecopied counterparts, and all executed counterparts will be deemed to be one and the same instrument.


                           ((SIGNATURE PAGES FOLLOW))

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     In witness whereof, the Parties have entered into this Release Agreement as of the date first set forth above.


                                        COINSTAR:

                                        COINSTAR, INC.

                                        By:
                                            -------------------------------

                                        Its:
                                             ------------------------------

                                        Address:   1800 114th Avenue SE
                                                   Bellevue, WA 98004

                                        Fax:
                                                   ------------------------
                                        Telephone:
                                                   ------------------------

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                                       ACORN VENTURES IS, LLC


                                       By:________________________________

                                       Its: ______________________________

                                       Address:   1309 - 114/th/ Avenue SE, #200
                                                  Bellevue, WA. 98004

                                       Fax:       425-462-4950

                                       Telephone: 425-462-1345


                                       INTERNET VENTURES, LLC


                                       By:________________________________

                                       Its: ______________________________

                                       Address:   1309 - 114/th/ Avenue SE, #200
                                                  Bellevue, WA. 98004

                                       Fax:       425-462-4950

                                       Telephone: 425-462-1345

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                                       GREG ADAMS


                                       ----------------------------------
                                       Greg Adams

                                       Address:   2600 Century Square
                                                  1501 4/th/ Avenue
                                                  Seattle, WA. 98101-1688

                                       Fax:       206-628-7699

                                       Telephone: 206-628-7610


                                       SCOTT DRUM


                                       ----------------------------------
                                       Scott Drum

                                       Address:   16868 SE 57th Place
                                                  Bellevue, WA. 98005

                                       Fax:       630-566-4185

                                       Telephone: 425-957-1180


                                       LYNN DRUM


                                       -----------------------------------
                                       Lynn Drum

                                       Address:   16868 SE 57th Place
                                                  Bellevue, WA. 98005

                                       Fax:       630-566-4185

                                       Telephone: 425-957-1180

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                                       STEPHEN SCHERBA, Jr.


                                       --------------------------------
                                       Stephen Scherba, Jr.

                                       Address:   NW Financial Advisory Services
                                                  509 Crockett Street
                                                  Seattle, WA. 98109

                                       Fax:       206-282-2317

                                       Telephone: 206-282-6341


                                       ELAINE SCHERBA


                                       -------------------------------
                                       Elaine Scherba

                                       Address:   NW Financial Advisory Services
                                                  509 Crockett Street
                                                  Seattle, WA. 98109

                                       Fax:       206-282-2317

                                       Telephone: 206-282-6341

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                                       WAYNE PERRY


                                       -------------------------------
                                       Wayne Perry

                                       Address:   P.O. Box 998
                                                  Bellevue, WA 98009

                                       Fax:       425-519-3989

                                       Telephone: 425-519-3980


                                       STEVEN HOOPER


                                       -------------------------------
                                       Steven Hooper

                                       Address:   4001 Hunts Point Road
                                                  Bellevue, WA 98004

                                       Fax:       425-462-9891

                                       Telephone: 425-462-9890


                                       RICHARD SONSTELIE


                                       -------------------------------
                                       Richard Sonstelie

                                       Address:   57 E Roanoke St.
                                                  Seattle, WA 98102

                                       Fax:       206-320-9845

                                       Telephone: 206-320-0747

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                                       CINDY SONSTELIE


                                       -------------------------------
                                       Cindy Sonstelie

                                       Address:   57 E Roanoke St.
                                                  Seattle, WA 98102

                                       Fax:       206-320-9845

                                       Telephone: 206-320-0747


                                       PFUND POLAKOFF FAMILY TRUST
                                       DTD 2-18-93


                                       By:  _______________________________
                                       Its:  ______________________

                                       Address:   One Bush Street
                                                  San Francisco, CA 94104

                                       Fax:       415-439-3818

                                       Telephone: 415-439-3310

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                                       MARK STROM


                                       -------------------------------
                                       Mark Strom

                                       Address:   5505 Lk. Washington Blvd. NE
                                                  No. 3B
                                                  Kirkland, WA. 98033

                                       Fax:       425-576-8257

                                       Telephone: 425-576-8166


                                       BERNEE STROM


                                       -------------------------------
                                       Bernee Strom

                                       Address:   5505 Lk. Washington Blvd. NE
                                                  No. 3B
                                                  Kirkland, WA. 98033

                                       Fax:       425-576-8257

                                       Telephone: 425-576-8166

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                                       DENNIS WEIBLING


                                       -------------------------------
                                       Dennis Weibling

                                       Address:   2300 Carillon Point
                                                  Kirkland, WA. 98033-7353

                                       Fax:       425-828-8060

                                       Telephone: 425-828-8000


                                       RONALD WEINSTEIN


                                       -------------------------------
                                       Ronald Weinstein

                                       Address:   4823 Lk. WA. Blvd NE #1
                                                  Kirkland, WA 98033-7600

                                       Fax:       425-827-6844

                                       Telephone: 425-822-8002


                                       ANDREW QUARTNER


                                       -------------------------------
                                       Andrew Quartner

                                       Address:   Suite 1000
                                                  1730 Rhode Island Avenue NW
                                                  Washington, DC  20036

                                       Fax:       202-721-0995

                                       Telephone: 202-721-0987

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                                       GERRY SALEMME


                                       -------------------------------
                                       Gerry Salemme

                                       Address:   Suite 1000
                                                  1730 Rhode Island Avenue NW
                                                  Washington, DC 20036

                                       Fax:       202-721-0995

                                       Telephone: 202-721-0999


                                       THE CASCADE GROUP, LLC



                                       By:________________________________

                                       Its: ______________________________

                                       Address:   2415 Carillon Point
                                                  Kirkland, WA 98033

                                       Fax:       425-828-8101

                                       Telephone: 206-528-0744

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                                       CLEAR FIR PARTNERS, L.P.


                                       By:________________________________

                                       Its: ______________________________

                                       Address:   200 Galleria Parkway
                                                  Suite 1800
                                                  Atlanta, GA  30339

                                       Fax:       770-956-7412

                                       Telephone: 770-563-8247


                                       KELLET PARTNERS, LP


                                       By:________________________________

                                       Its: ______________________________

                                       Address:   200 Galleria Parkway
                                                  Suite 1800
                                                  Atlanta, GA 30339

                                       Fax:       770-956-7412

                                       Telephone: 770-563-8247

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                                       GARY SLEDGE


                                       -------------------------------
                                       Gary Sledge

                                       Address:   200 Galleria Parkway
                                                  Suite 1800
                                                  Atlanta, GA 30339

                                       Fax:       770-956-7412

                                       Telephone: 770-563-8247